                                                                       Exhibit A


                List of Members, Directors and Executive Officers
                              of Reporting Persons


                     UBS CAPITAL JERSEY CORPORATION II LTD.

                  The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.


Name of Director            Nationality                 Address

Andrew Evans                British                     UBS AG, London Branch
                                                        100 Liverpool Street
                                                        London
Derek Smith                 Swiss                       UBS AG
                                                        Pelikanstrasse 6/8
                                                        Zurich
Anthony R. Hillman          British                     Jersey Trust Company
                                                        P.O. Box 1075
                                                        Elizabeth House
                                                        9 Castle Street
                                                        St. Helier
                                                        Jersey JE4 2QB
                                                        Channel Islands
Nigel A. LeQuesne           British                     Jersey Trust Company
                                                        P.O. Box 1075
                                                        Elizabeth House
                                                        9 Castle Street
                                                        St. Helier
                                                        Jersey JE4 2QB
                                                        Channel Islands


                  JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of UBS Capital
Jersey Corporation II, Ltd. JTC Management Limited's address c/o Jersey Trust Company,
P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB,
Channel Islands.

                      UBS CAPITAL AMERICAS (LA-ADVISOR) LLC


                  The names and titles of the managers of UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.


Name of Manager             Nationality                 Address

Charles J. Delaney          American                    299 Park Avenue
                                                        New York, NY 10171

Michael Greene              American                    299 Park Avenue
                                                        New York, NY 10171

Justin S. Maccarone         American                    299 Park Avenue
                                                        New York, NY 10171

George A. Duarte            American                    299 Park Avenue
                                                        New York, NY 10171

Charles J. Santos-Buch      American                    299 Park Avenue
                                                        New York, NY 10171

Marcelo Pestarino           Argentinian                 Tucuman 1, Piso 16
                                                        (1049) Buenos Aires, Argentina

Luiz Spinola                Brazilian                   Av. Juscelino Kubitschek, 50
                                                        6 andar
                                                        04543-000 Sao Paulo - SP, Brazil

                                     UBS AG
                  The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

Directors

Name of Director            Nationality                 Address

Alberto Togni               Swiss                       UBS AG
                                                        Aeschenplatz 6
                                                        4002 Basle
Alex Krauer                 Swiss                       Novaris AG
                                                        Schwarzwaldallee 215
                                                        P.O. Box
                                                        4002 Basle
Markus Kundig               Swiss                       P.O. Box 4463
                                                        6304 Zug




Name of Director            Nationality                 Address

Peter Bockli                Swiss                       Bockli Thomann & Parmer
                                                        St. Jakobs-Strasse 41
                                                        P.O. Box 2342
                                                        4002 Basle
Rolf Arthur Meyer           Swiss                       Ciba Spezialitatenchemise AG
                                                        P.O. Box
                                                        4002 Basle
Hans Peter Ming             Swiss                       Sika Finanz AG
                                                        Zugerstrasse 50
                                                        6341 Baar
Andreas Peter Reinhart      Swiss                       Gebruder Volkart Holding AG
                                                        P.O. Box 343
                                                        8401 Winterhur
Eric Honegger               Swiss                       SAir Group
                                                        8058 Zurich-Airport

          That the names, nationalities and addresses of other responsible persons of the Company are as follows:


Position in the
Company/Name                Nationality                 Address

Chairman of the Board:
Alex Krauer                 Swiss                       Novartis AG
                                                        Schwarzwaldallee 215
                                                        P.O. Box 4002 Basle
Vice Chairman:
Alberto Togni               Swiss                       UBS AG
                                                        Aeschenplatz 6
                                                        4002 Basle
Markus Kundig               Swiss                       P.O. Box 4463
                                                        6304 Zug




Position in the
Company/Name                Nationality                 Address

Chief Executive officer:
Marcel Ospel                Swiss                       UBS AG
                                                        Aeschenplatz 6
                                                        4002 Basle
Stephan Haeringer           Swiss                       UBS AG
                                                        Bahnhofstrasse 45
                                                        8021 Zurich
Markus Granziol             Swiss                       UBS AG
                                                        Bahnhofstrasse 45
                                                        8021 Zurich
Georges Gagnebin            Swiss                       UBS AG
                                                        Bahnhofstasse 45
                                                        8021 Zurich
Peter De Weck               Swiss                       UBS AG
                                                        Bahnhofstrasse 45
                                                        8021 Zurich
Peter Wuffli                Swiss                       UBS AG
                                                        Aeschenplatz 6
                                                        4002 Basle
Corporate Secretary:
Gertrud Erismann            Swiss                       UBS AG
                                                        Bahnhofstrasse 45
                                                        8021 Zurich
Treasurer:
Lugman Arnold               Swiss                       UBS AG
                                                        Aeschenplatz 6
                                                        4002 Basle